UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2013

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 22, 2013 for the following purposes:

      ●     To elect three members to our Board of Directors as Class II directors for a term of three years each;

      ●     To hold an advisory vote to approve the compensation of our named executive officers;

      ●     To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

      ●     To consider and act upon a shareholder proposal requesting that the Board of Directors eliminate the classification of our Board of Directors.

We had 219,370,676 outstanding shares of our Common Stock as of March 25, 2013, the record date for the Annual Meeting.  179,288,338 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
William L. Kimsey	166,191,376	1,419,904	117,712	11,559,346
Thomas J. Pritzker	158,373,534	9,219,290	116,168	11,559,346
Bernt Reitan	166,668,967	942,599	117,426	11,559,346

Each of the three nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

	Number	Percentage of Votes Cast
Votes For	155,655,187	93.18%
Votes Against	11,391,530	6.82%
Abstentions	682,275	—
Broker Non-Votes	11,559,346	—

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

	Number	Percentage of Votes Cast
Votes For	178,457,009	99.63%
Votes Against	670,942	0.37%
Abstentions	160,387	—
Broker Non-Votes	—	—

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Requesting Board Action to Eliminate Classified Board

	Number	Percentage of Votes Cast
Votes For	120,603,020	72.40%
Votes Against	45,967,970	27.60%
Abstentions	1,158,002	—
Broker Non-Votes	11,559,346	—

The shareholder proposal was approved, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 22, 2013	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: